Income Taxes	9 Months Ended
Mar. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

9. Income Taxes

Malibu Boats, Inc. is taxed as a C corporation for U.S. income tax purposes and is therefore subject to both federal and state taxation at a corporate level. Following the IPO, the LLC continues to operate in the United States as a partnership for U.S. federal income tax purposes.

Income taxes are computed in accordance with ASC 740, Income Taxes, and reflect the net tax effects of temporary differences between the financial reporting carrying amounts of assets and liabilities and the corresponding income tax amounts. The Company has deferred tax assets and liabilities and maintains valuation allowances where it is more likely than not that all or a portion of deferred tax assets will not be realized. To the extent the Company determines that it will not realize the benefit of some or all of its deferred tax assets, such deferred tax assets will be adjusted through the Company’s provision for income taxes in the period in which this determination is made. As of March 31, 2014 the Company had recorded no valuation allowances against deferred tax assets.

The Company’s consolidated interim effective tax rate is based upon expected annual income from operations, statutory tax rates and tax laws in the various jurisdictions in which the Company operates. Significant or unusual items, including adjustments to accruals for tax uncertainties, are recognized in the quarter in which the related event occurs. The Company’s effective tax rate was 0.8% for the nine months ended March 31, 2014. The principal difference in the Company’s effective tax rate and the statutory federal income tax rate of 35% is the impact of the non-controlling interests in the LLC, which is a pass-through entity for U.S. federal tax purposes. The Company’s effective tax rate also reflects the impact of state taxes and the Company’s share of the LLC’s permanent items such as stock compensation expense attributable to profits interests and the domestic production activities deduction.

In connection with completion of the Company’s IPO on February 5, 2014, the Company recorded deferred tax assets of $18,634 associated with basis differences in assets upon acquiring an interest in Malibu Boats Holdings, LLC and in anticipation of making an election under Section 754 of the Internal Revenue Code of 1986, as amended in connection with the IPO. The Company also recorded $13,636 in tax receivable agreement liabilities representing 85% of the tax savings that the Company will receive in connection with the Section 754 election.